                                                                   EXHIBIT 10.3



-------------------------------------------------------------------------------
                                SECOND AMENDMENT
        TO AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AND TERM
                                 LOAN AGREEMENT
-------------------------------------------------------------------------------

         Second Amendment dated as of May 20, 1997 to Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement (the "Second Amendment"), by and among (a) TERADYNE, INC. a Massachusetts corporation (the "Company"), (b) BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, STATE STREET BANK AND TRUST COMPANY, FLEET NATIONAL BANK and the other lending institutions listed on
SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks") and (c) BANKBOSTON, N.A. in its capacity as agent for the Banks (the "Agent"), amending certain provisions of the Amended and Restated Multicurrency Revolving Credit and Term Loan Agreement dated as of January 31, 1996 (as amended and in effect from time to time, the "Credit Agreement") by and among the Company, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Company, the Banks and the Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1.      AMENDMENT TO SS.6 OF THE CREDIT  AGREEMENT.  Section 6.6 of
the Credit Agreement is hereby amended by deleting ss.6.6 in its entirety and restating it as follows:

                  6.6. LIMITATION ON STOCK REPURCHASES. Make any payments on account of the purchase or other acquisition, redemption or retirement of any shares in the Company's capital of any class or any warrants or options to purchase any such shares; PROVIDED, HOWEVER, notwithstanding the foregoing, the Company shall be permitted to make such payments on account of the purchase or other acquisition, redemption or retirement of any shares in the Company's capital of any class or any warrants or options to purchase any such shares so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof.

         SS.2.      CONDITIONS TO  EFFECTIVENESS.  This Second  Amendment shall not become effective until the Agent receives a counterpart of this Second Amendment, executed by the Company, the Majority Banks and the Agent.

         SS.3. REPRESENTATIONS AND WARRANTIES. The Company hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.4 of the Credit Agreement (except to the extent of changes resulting from matters contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Company hereby represents and warrants that the execution and delivery by the Company of this Second Amendment and the performance by the Company of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Company and have been duly authorized by all necessary corporate action on the part of the Company, and further represents and warrants that the execution and deliver by the Company of this Second Amendment and the performance by the Company of the transactions contemplated hereby will not contravene any term or condition set forth in any agreement to which the Company is a party or by which the Company is bound.

         SS.4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SS.5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Company or any rights of the Agent or any of the Banks consequent thereon.

         SS.6.      COUNTERPARTS.  This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.7.      GOVERNING  LAW. THIS SECOND  AMENDMENT  SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                      TERADYNE, INC.


                                      By:____________________________________
                                         Name:
                                         Title:


                                      BANKBOSTON, N.A.,
                                         INDIVIDUALLY AND AS AGENT



                                      By:_____________________________________
                                         Name:
                                         Title:


                                      BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION



                                      By:_____________________________________
                                         Name:
                                         Title:


                                      STATE STREET BANK AND TRUST
                                         COMPANY, N.A.



                                      By:_____________________________________
                                         Name:
                                         Title:


                                      FLEET NATIONAL BANK



                                      By:_____________________________________
                                         Name:
                                         Title: